                 FORM OF TERMINATION AND CONVERSION AGREEMENT
                           (FOR PHANTOM STOCK UNITS)

          This Termination and Conversion Agreement dated as of June 30, 1998 (the "Agreement "), is entered into by and between Korn/Ferry International, a California corporation (the "Company") and ((NAME)) (the "Unitholder"). (Capitalized terms used but not defined in this Agreement have the meanings ascribed to such terms in the Korn/Ferry International Phantom Stock Plan (the "Plan Agreement").)

                                R E C I T A L S

          A. The Company and the Unitholder entered into the Korn/Ferry International Phantom Stock Plan, adopted by the Company effective on May 1, 1988.

          B. The Board of Directors of the Company, at its July 24, 1998 Meeting of the Board, authorized the termination of the Plan Agreement and the conversion of each Unit issued pursuant to the Plan Agreement into a share of the Company's common stock, no par value (the "Common Stock") effective as of June 30, 1998, and in an amount to be determined by dividing the Book Value per share of the Common Stock into the outstanding cash value of the Units.

          C. Accordingly, the purpose of this Agreement is to provide for the terms and conditions for the termination of the Plan Agreement and the cancellation of all rights thereunder, as well as the conversion of Units held thereunder into shares of Common Stock for the holder of each such Unit (the "Unitholder," also to be referenced herein as the "Executive").

          NOW, THEREFORE, in consideration of the mutual promises contained herein and for other good and valuable consideration, the Company and the Unitholder pursuant to this Agreement hereby agree to the following terms and conditions described below.

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS

          "Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principles applied in accordance with the usual accounting principles of the Company.

          "Converted Common Stock" means that number of shares of Common Stock identified in Article IV, paragraph 1, to be issued by the Company pursuant to the conversion of Units held under the Plan Agreement.

          "Share" means a share of Common Stock.

          "Unit" means the right for the Unitholder to receive a Share for each Unit held by the Unitholder, upon authorization by the Board of Directors of the Company.


                                  ARTICLE II
                                  ----------


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby agrees, represents and warrants as follows:

          (a) In consideration of (i) the Unitholder's agreement to the terms of and execution of the Agreement, (ii) the representations and warranties of the Unitholder as provided in Article III below and (iii) the Unitholder's agreement to surrender and cancel the Units, and all rights thereunder, the Company will issue the Converted Common Stock to the Unitholder.

          (b) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of California.

          (c) The Company has all necessary corporate power and authority to execute, deliver and perform this Agreement.

          (d) The Company has the power and authority to issue the Converted Common Stock to the Unitholder and such issuance will not conflict with any material agreement to which the Company is a party.

          (e) Upon issuance in accordance with the terms of this agreement, each share of Converted Common Stock will be duly authorized, validly issued, fully paid and nonassessable.


                                  ARTICLE III
                                  -----------

               REPRESENTATIONS AND WARRANTIES OF THE UNITHOLDER

The Unitholder agrees, represents and warrants as follows:

          (a) In consideration of the agreements, representations and warranties of the Company listed above and the Company's commitment to issue the Converted Common Stock to the Unitholder under the terms of this Agreement, the Unitholder agrees to the surrender and cancellation of the Units and all rights thereunder.

          (b) The Unitholder has the power and authority to surrender and cancel the Units, and all rights thereunder, and such action will not conflict with any material agreement to which the Unitholder is a party.

          (c) The Unitholder owns all of the Units beneficially and of record, and the Company is acquiring good and marketable title to and complete ownership of the Units, free of any claim, charge, easement, encumbrance, lease, covenant, security interest, lien, option, pledge, rights of other, or restriction (whether on voting, sale, transfer, disposition or otherwise), whether imposed by agreement, understanding, law, equity or otherwise, except for any restriction on transfer generally arising under any applicable federal or state securities law.

          (d) The Unitholder has not undertaken the transactions contemplated by this Agreement with actual intent to hinder, delay or defraud any entity to which the Unitholder is or will be indebted, and the Unitholder is not
     (i) receiving less than equivalent value in exchange for his/her undertakings or (ii) insolvent.

          (e) In the event a tax is required to be withheld for a U.S. resident Unitholder in connection with the delivery of the Converted Common Stock under this Agreement, the Unitholder may elect any one, or any combination, of the following options: (i) to pay such withholding by check made payable to the Company; (ii) to have the Company reduce the number of shares of Converted Common Stock to be delivered under this Agreement by the appropriate number of shares to satisfy any such withholding obligation; or
     (iii) to provide for such withholding by execution of a promissory note in favor of the Company in the form attached hereto as Exhibit A to Attachment
     B. The Unitholder will elect the method for payment of any tax required to be withheld by the designation of such on the Election of Method for Payment of Withholding, attached hereto as Attachment B to this agreement. The value of the shares for this purpose shall be in a U.S. dollar amount per share of $11.15.

          (f) Non-U.S. resident Unitholder hereby agrees to be personally responsible for the payment of any and all foreign jurisdiction taxes for which he/she may be liable due to his/her receipt of the Converted Common Stock.


                                  ARTICLE IV
                                  ----------

                           AGREEMENTS AND COVENANTS

       1. The Unitholder and the Company hereby agree to the issuance of ((PHANTOM_UNIT)) shares of Common Stock in consideration for the Units held under the Plan Agreement in accordance with this Agreement, less any shares of Common Stock held by the Company for withholding purposes, if any, upon the Unitholder's election as indicated by his/her completion of the Election of Method for Payment of Withholding in the form attached hereto as Attachment B. Such conversion will extinguish the Company's duties and responsibilities under the Plan Agreement and related documents.

       2. The Unitholder and the Company hereby agree to the surrender and cancellation of all Units held by the Unitholder, and all rights thereunder, in return for the issuance of the Converted Common Stock by the Company.

       3. The Unitholder and the Company hereby agree that the number of shares of Converted Common Stock to be issued to the Unitholder for the surrender and cancellation of the Units will be based upon a conversion ratio whereby the number of shares of Common Stock to be issued will be determined by dividing the Book Value per share of the Common Stock into the outstanding cash value of the Units.

       4. The Unitholder and the Company hereby agree that the Company's calculation of ordinary income tax withholding is based on a conversion value of $11.15 per share. A higher or lower value per share may be imposed, and if a higher value is imposed, the Unitholder's ordinary income tax liability would be increased proportionately. Therefore, the Company reserves the right, and the Unitholder agrees to such reservation, to deduct from the Unitholder's future compensation payments to offset any amount due for any additional tax liabilities or related corporate withholding obligations.


                                   ARTICLE V
                                   ---------

                          CONDITIONS TO EFFECTIVENESS

The obligations of the Company under this Agreement will not come due until the Unitholder has satisfied and complied with each of the conditions listed below:

          (a) The Unitholder has returned this executed Agreement to the Company which will give effect to all the agreements, representations and warranties contained herein;

          (b) The Unitholder has returned the executed Repurchase Agreement, and all exhibits thereto, attached hereto as Attachment A, which subjects the Converted Common Stock to certain transfer restrictions; and

          (c) For each U.S. resident Unitholder, such U.S. resident Unitholder has returned (i) the executed Election of Method for Payment of Withholding attached hereto as Attachment B, (ii) the executed Promissory Note, if any, in the form attached hereto as Exhibit A to Attachment B and (iii) a check, if any, payable to the Company in the appropriate amount.

The above-described documents, are to be returned to Evelyn Y. Mak of the Company by no later than 5:00 (PDT) on Friday, September 18, 1998.

          This Agreement along with all attachments thereto will be binding upon the Unitholder and the Company in accordance with its terms upon execution by both parties.


                                    KORN/FERRY INTERNATIONAL

                                    By:    _______________________________
                                    Name:  Elizabeth S.C.S. Murray
                                    Title: Executive VP & CFO

Acknowledged and Agreed to:

Signature: _______________________
Name:  ((NAME))

                                 Attachment A

                             REPURCHASE AGREEMENT


          THIS REPURCHASE AGREEMENT (the "Repurchase Agreement") is executed as of June 30, 1998 by and between Korn/Ferry International, a California corporation (the "Company"), and ((NAME)) (the "Unitholder," or for purposes herein, the "Shareholder"). Pursuant to the Termination and Conversion Agreement (the "Agreement"), the Unitholder has agreed to receive shares of the Company's common stock, no par value (the "Common Stock") in return for the cancellation of certain Phantom Stock Units held by the Unitholder.

                                R E C I T A L S

          A. The Company is a corporation duly and validly existing under the laws of the State of California.

          B. The Company has authorized the conversion of the Units held by the Unitholder under the Company's Phantom Stock Plan for shares of Common Stock.

          C. The Unitholder has decided to participate in such conversion, which will require the execution of certain documents with the Company, including this Repurchase Agreement.

          NOW THEREFORE, in consideration of the foregoing and in consideration of the mutual promises contained within the Agreement between the same parties, the parties hereto agree as follows:

       1.  DEFINITIONS.  For all purposes of this Repurchase Agreement, the
           -----------
following definitions apply:

          "Agreement " means the Termination and Conversion Agreement, executed between the Unitholder and the Company in conjunction with this Repurchase Agreement.

          "Book Value" means the book value of a Share, as determined in accordance with generally accepted accounting principles applied in accordance with the usual accounting practices of the Company.

          "Fiscal Year" means the fiscal year of the Company, which is currently specified as the period beginning each May 1 and ending each April 30, or any other period specified by the Board of Directors of the Company as the fiscal year of the Company.

          "Promissory Note" means that promissory note that provides for the withholding for taxes by a Shareholder, if any, executed by a Shareholder in favor of the

                                   Att. A-1

Company pursuant to the issuance of shares of Common Stock to the Shareholder under the Agreement.

          "Shares" means shares of Common Stock acquired by the Shareholder under the Agreement to which this Repurchase Agreement is attached.

          "Shareholder" means a Unitholder who has acquired shares of Common Stock pursuant to the Agreement.

          "Value" means, for purposes of determining the price at which a Share will be repurchased by the Company under the terms of this Repurchase Agreement, the cash value of a Share will be (a) the Book Value of such Share as of the end of the Fiscal Year immediately preceding such sale or purchase, or (b) such other value or formula for determining value as may be specified from time to time after the date hereof in a resolution adopted by the Board of Directors of the Company for purposes of this Repurchase Agreement.

       2.  COMPLIANCE WITH AGREEMENT.  Except as expressly set forth herein, the
           -------------------------
Shareholder shall not sell, transfer, hypothecate, pledge or otherwise dispose of the Shares or any interest therein held by Shareholder (a "Transfer") without the prior written consent of the Company. Any purported Transfer not in compliance with the terms and conditions of this Repurchase Agreement shall be void and of no force and effect. If the Shares are Transferred, in whole or part, voluntarily or involuntarily, by operation of law or otherwise, by reason of insolvency or bankruptcy of the Shareholder, or otherwise in violation of the provisions of this Repurchase Agreement, the recipient of any of the Shares shall not be registered on the books of the Company, shall not be recognized as the holder of the Shares by the Company and shall not acquire any voting, dividend or other rights in respect thereof.

       3.  INVESTMENT INTENT.  The Shareholder hereby represents and warrants
           -----------------
to the Company that the Shareholder's acquisition of the Shares has been made for his or her own account for investment purposes only, and not with a view to distribution or resale of the Shares. The issuance of the Shares has not been registered under the Securities Act of 1933, as amended, or the securities laws of any state. The Shareholder may not sell the Shares unless the sale has been so registered or unless, in the opinion of counsel satisfactory to the Company, such registration is not required.

       4.  RESTRICTION ON CERTIFICATES.  The Shareholder understands and
           ---------------------------
agrees that the certificate(s) issued to him or her representing the Shares:

           (i) Shall contain the following legend:

               "TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE MAY REQUIRE REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "ACT") AND THIS CERTIFICATE MAY NOT BE TRANSFERRED WITHOUT EVIDENCE OF SUCH REGISTRATION OR OF AN EXEMPTION FROM THE REGISTRATION REQUIREMENT OF THE ACT. THE RIGHT TO SELL, TRANSFER OR OTHERWISE DISPOSE OF OR PLEDGE THE SHARES REPRESENTED BY THIS CERTIFICATE IS PROHIBITED BY THE TERMS OF A

                                   Att. A-2

     REPURCHASE AGREEMENT. A COPY OF SUCH AGREEMENT IS ON FILE AT THE COMPANY'S PRINCIPAL PLACE OF BUSINESS."

           (ii) May contain additional legends as required by state securities laws.

           (iii) Shall contain the following legend, if the Shareholder is not a U.S. Person, as defined in the Act and Regulation S promulgated thereunder:

               "THE TRANSFER OF THESE SECURITIES IS PROHIBITED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED."

       5.  POSSESSION OF CERTIFICATES.  The Company shall hold the certificates
           --------------------------
evidencing the Shares as custodian to protect its interests hereunder. In furtherance thereof, the Shareholder shall execute and deliver to the Company an assignment in blank, in the form of Exhibit A to the Repurchase Agreement, for the transfer of such certificates. The Company will deliver to the Shareholder a receipt for such Shares in the form of Exhibit B to the Repurchase Agreement.

       6.  REPURCHASE OF SHARES BY COMPANY.  Upon the termination of the
           -------------------------------
Shareholder's employment with the company (for any reason whatsoever, including voluntary and involuntary termination, retirement, death or disability), the Shareholder shall sell, and the Company shall purchase, the Shares at a price per share equal to the Value of a share of Common Stock, subject to any prohibitions on the purchase of Shares by the Company under applicable law or any agreement binding on the Company. The Company and the Shareholder agree that the Company shall purchase the Shares on a date specified by the Company, which shall not be later than ninety (90) days after termination of the Shareholder's employment with the Company. Notwithstanding the foregoing, if the Company is prohibited from purchasing the Shares by applicable law or by any contract or agreement binding on the Company, including without limitation any loan agreement, the Company will purchase the Shares as soon as practicable after it determines in good faith that it is legally and contractually permitted to do so. If there is a Promissory Note outstanding at the time of the Company's purchase under this section, the Company will, and the Shareholder hereby authorizes the Company to, offset against any amounts owing to the Shareholder by the Company with respect to Shares purchased hereunder any amounts outstanding for principal or accrued interest under the outstanding Promissory Note. Any amount so offset shall be deducted from the purchase price to be paid under this section upon the purchase of the Shares by the Company. The balance of the purchase price for the Shares, if any, shall be paid by the Company, in its sole and absolute discretion, either in cash or by delivery of a non-transferable promissory note in the form of the Note; provided, however, that if termination of employment is due to the Shareholders' death, the balance of the purchase price shall be paid in cash. The Note shall bear simple interest at Bank of America's (or its successor's) reference rate as of the date hereof and may be for term of up to five years. The Note shall be paid in equal annual installments of principal plus all accrued and unpaid interest on the total principal amount. Subject to the preceding sentence, the actual term of the Note will be determined in the sole and absolute discretion of the Company. The indebtedness evidenced

                                   Att. A-3
by the Note, both principal and interest, shall be subordinated and junior, to the extent set forth in the next sentence, to all Senior Debt; provided, that such Senior Debt shall not include any obligation of the Company under the Equity Plan to repurchase shares of Common Stock. Upon the maturity of any of the Senior Debt by lapse of time, acceleration or otherwise, all principal of, and interest on, all such matured Senior Debt shall first be paid in full before any payment is made by the Company on account of principal of, or interest on, the Note.

       7.  ASSIGNMENT OF PURCHASE RIGHTS.  The Company may assign, in whole or
           -----------------------------
part, its right to purchase the Shares under this Repurchase Agreement to a designee(s).

       8.  CHANGE IN MARITAL STATUS.  In the event that the Shareholder's
           ------------------------
marital status is altered by dissolution or divorce or by the death of the Shareholder's spouse, any interest of his or her former spouse in the Shares, whether as community property or as a result of a property settlement agreement, a divorce decree or other legal proceeding, may be purchased by the Company and shall be sold by the Shareholder's former spouse or his or her estate according to the provisions of this Repurchase Agreement. The Shareholder agrees to notify the Company of any change in marital status, including, without limitation, marriage, dissolution of marriage, divorce or death of spouse, within ten (10) business days of said event. The Shareholder agrees to cause any spouse who has not signed a consent to this Repurchase Agreement in the form of Exhibit D to do so at the time notice is given to the Company under this Section 9.

       9.  AMENDMENT.  No change, amendment or modification of this Repurchase
           ---------
Agreement shall be valid unless it is in writing and signed by the Company and the Shareholder.

       10. REMEDIES.  The parties agree that the Company will be irreparably
           --------
damaged in the event the agreements contained herein are not specifically enforced. If any dispute arises concerning the transfer of any Shares, an injunction may be issued restraining any such transfer pending the determination of such controversy. In the event of any controversy, such rights or obligations shall be enforceable in a court by a decree of specific performance. Such remedy shall, however, be cumulative and not exclusive, and shall be in addition to any other remedy which the Company may have.

       11. EXPENSES.  The Shareholder agrees to pay to the Company the amount
           --------
of any and all reasonable expenses, including, without limitation, reasonable attorneys' fees and expenses, which the Company may incur in connection with the enforcement of its rights hereunder.

       12. NOTICES.  Any notice required or permitted to be given hereunder
           -------
shall be in writing and shall be mailed first-class, postage prepaid, or shall be personally delivered, or shall be sent by telecopier. Any communication so addressed and mailed shall be deemed to be given seven days after mailing and any communication delivered in person shall be deemed to be given when receipted for, or actually received by, an authorized officer of the recipient. All such communications, if intended for the Company, shall be addressed to the Company as follows:

                                   Att. A-4

                        Korn/Ferry International
                        1800 Century Park East
                        Suite 900
                        Los Angeles, California  90067
                        Attention:  Corporate Secretary

and if intended for the Shareholder shall be addressed to the Shareholder at his or her address as shown on the Company's books. Any party may change his, her or its address for notice by giving notice thereof to the other party to this Repurchase Agreement. A change of address notice by the Shareholder shall be recorded in the books of the Company as the Shareholder's address for notice unless the Shareholder otherwise instructs the Company.

       13.  GOVERNING LAW.  All questions with respect to the construction of
            -------------
this Repurchase Agreement and the rights and liabilities of the parties hereto shall be governed by the laws of California.

       14.  SUCCESSORS AND ASSIGNS. Subject to the terms herein, this Repurchase
            ----------------------
Agreement shall inure to the benefit of, and shall be binding upon, the assigns, successors in interest, personal representatives, estates, heirs and legatees of each of the parties hereto. Nothing herein shall obligate the Company to obtain the consent of Shareholder if the Company undergoes a reorganization, restructuring or recapitalization, including without limitation, the acquisition by the Company of an entity or entities controlled by the Company in connection with the reincorporation of the Company in a state other than California.

       15.  ENTIRE AGREEMENT.  This Repurchase Agreement contains the entire
            ----------------
Repurchase Agreement of the parties hereto and supersedes any prior written or oral agreements between them concerning the subject matter contained herein. There are no representations, agreements, arrangements or understandings, oral or written, between and among the parties hereto relating to the subject matter contained in this Repurchase Agreement which are not fully set forth herein.

       16.  COUNTERPARTS.  This Repurchase Agreement may be executed in
            ------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       17.  WAIVER.  No waiver of any right pursuant hereto or waiver of any
            ------
breach hereof shall be effective unless in writing and signed by the party waiving such right or breach. No waiver of any right or waiver of any breach shall constitute a waiver of any other or similar right or breach, and no failure to enforce any right hereunder shall preclude or affect the later enforcement of such right.

       18.  CAPTIONS.  The captions of the various sections herein are solely
            --------
for the convenience of the parties hereto and shall not affect or control the meaning or construction of this Repurchase Agreement.

                                   Att. A-5

       19.  SEVERABILITY.  Should any portion of this Repurchase Agreement be
            ------------
declared invalid and unenforceable, then such portion shall be deemed to be severable from this Repurchase Agreement and shall not affect the remainder hereof.

       20.  AGREEMENT AVAILABLE FOR INSPECTION.  An original copy of this
            ----------------------------------
Repurchase Agreement, together with all amendments, duly executed by the Company and the Shareholder, shall be delivered to the Secretary of the Company and maintained by him or her at the principal executive office of the Company and shall be available for inspection by any person requesting to see it.

       21.  REGULATION T, U OR X.  The Company's possession of the certificates
            --------------------
evidencing the Shares pursuant to Section 5 of this Repurchase Agreement does not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

       22.  ADDITIONAL DOCUMENTS.  The parties hereto agree to sign all the
            --------------------
other agreements necessary to effectuate this Repurchase Agreement.

               IN WITNESS, WHEREOF, the parties have executed this Repurchase Agreement as of the date first written above.


                              SHAREHOLDER

                              By:    ___________________________
                              Name:  ((NAME))

                              KORN/FERRY INTERNATIONAL

                              By:    ___________________________
                              Name:  Elizabeth S.C.S. Murray
                              Title: Executive VP & CFO

                                   Att. A-6

                           EXHIBIT A TO ATTACHMENT A

                         IRREVOCABLE STOCK ASSIGNMENT

          For good and valuable consideration pursuant to the Repurchase Agreement, Attachment A to the Agreement, between the undersigned and Korn/Ferry International, the undersigned hereby sells, assigns and transfers to _________________________ shares of Common Stock of Korn/Ferry International, represented by Certificate No(s)._______________ standing in the name of the undersigned on the books of said Company.


                                 By:    _________________________
                                 Name:  ((NAME))
                                 Dated:  June 30, 1998

WITNESS:

By:  ________________________

Name:  ______________________

Dated:  June 30, 1998

                               Exh. A to Att. A

                           EXHIBIT B TO ATTACHMENT A

                                    RECEIPT

                                 [SAMPLE ONLY]

    [to be issued by the Company to the Shareholder upon issuance of stock certificate]

          Korn/Ferry International, a California corporation (the "Company"), hereby acknowledges that it has received and is holding as custodian on behalf of _____________________, an employee of the Company (the "Executive"), ___________ shares of Common Stock of the Company (the "Shares"), represented by certificate number __________, _________ and ___________ issued on
______________, 1998 in the name of Executive (copies of which are attached hereto), together with an Irrevocable Stock Assignment executed by Executive (the "Stock Assignment"). The Shares and the Stock Assignment are being held by the Company pursuant to and in accordance with the terms of that certain Repurchase Agreement between the Company and Executive.


                                 KORN/FERRY INTERNATIONAL

                                 By:    ______________________
                                 Name:  ______________________
                                 Title: ______________________

Dated:  ______________, 1998

                               Exh. B to Att. A

                           EXHIBIT C TO ATTACHMENT A

                           KORN/FERRY INTERNATIONAL
                 NON-TRANSFERABLE SUBORDINATED PROMISSORY NOTE


                                 [SAMPLE ONLY]
                  [to be used by the Company upon repurchase]

$_______                                                      _____________,19__


          FOR VALUE RECEIVED, the undersigned, KORN/FERRY INTERNATIONAL, a California corporation (the "Company") hereby promises to pay to the order of ________________________________________ ("Payee") the principal sum of
______________________________ dollars ($___________), plus interest on the unpaid balance thereof at the rate of ______% per annum [reference rate of Bank of America or its successor on the date hereof].

          Payments of principal and interest hereunder shall be in lawful money of the United States of America and shall be payable in ______________ (____) annual payments, the first such payment to be made on __________, 19__, and the final such payment to be made on ____________, ____. Interest shall be simple interest and shall be paid on the basis of a 360-day year and a 30-day month.

          Principal and interest on this note are payable, at________________ _____________________, or such other place as Payee shall designate in writing for such purpose at least five business days in advance of the applicable payment date. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty. The timely tender of any payment of principal or interest on this note shall be deemed to have been made if a check for such payment is mailed two business days before the day such payment is due.

          If any payment of principal or interest on this note shall be due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in the City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, and any such extended time shall not be included in computing interest in connection with such payment.

          The indebtedness evidenced by this note, both principal and interest, is subordinated and junior to the extent set forth in Section 6 of that certain Repurchase Agreement dated as of _________________ between the Company and Payee.

          Payee shall not sell, assign or otherwise transfer or dispose of all or any part of this note to any person, partnership, corporation, firm or other entity, except with the prior written consent of the Company.

          This note is made and delivered in California and shall be governed, construed and enforced according to the laws of the State of California.

                              KORN/FERRY INTERNATIONAL

                              By:_____________________________

                              Name:___________________________

                              Title:__________________________


                               Exh. C to Att. A

                           EXHIBIT D TO ATTACHMENT A

                       CONSENT OF SPOUSE OF SHAREHOLDER



          The undersigned, being the spouse of the Shareholder, ((NAME)), who has signed the foregoing Repurchase Agreement with the Company, dated June 30, 1998, hereby acknowledges that he or she has read and is familiar with the provisions of the Repurchase Agreement including but not limited to Sections 4 and 6 thereof and agrees to be bound thereby and join therein to the extent, if any, that his or her agreement and joinder may be necessary. The undersigned hereby agrees that the Shareholder may join in any future amendment or modifications of the Agreement without any further signature, acknowledgment, agreement or consent on his or her part; and the undersigned hereby further agrees that any interest which he or she may have in the shares of Common Stock of the Company held by the Shareholder shall be subject to the provisions of this Repurchase Agreement.

                                 By:   _________________________

                                 Name: _________________________

                                 Dated:  June 30, 1998

                               Exh. D to Att. A

                                 ATTACHMENT B

        FORM OF ELECTION OF METHOD FOR PAYMENT OF WITHHOLDING FOR TAXES
                    (TO BE EXECUTED BY U.S. RESIDENTS ONLY)

          The Unitholder hereby commits, by his/her election of method of payment indicated below, to the payment of that amount needed to be withheld for the payment of the required taxes by the Company. Such withholding is pursuant to the issuance of Common Stock shares under the Termination and Conversion Agreement (the "Agreement"), executed by the Unitholder concurrently herewith and as described therein. The value of the shares for the purpose of valuing that amount shall be $11.15 per share. The Unitholder has indicated his/her election by signing his/her initials in the appropriate places below.

     Initial
     -------

     ____ I hereby elect to pay my required withholding by my check, which I am transmitting herewith, made payable to the Company in the amount of ((PHCHECK_PAYMENT)).

     ____ I hereby elect to have the Company reduce the number of shares of Converted Common Stock to be delivered under the Agreement by ((PHSHARE_REDUCTION)) shares to satisfy any such withholding obligation.

     ____ I hereby elect to pay the required withholding amount of ((PHCHECK_PAYMENT)) through a promissory note, the form of which is attached as Exhibit A to this Attachment B.


                              Execution by Unitholder

                              Signature: ________________________
                              Name:  ((NAME))

                                    Att. B

                           EXHIBIT A TO ATTACHMENT B




            [FORM OF PROMISSORY NOTE APPEARS ON THE FOLLOWING PAGE]

                               Exh. A to Att. B

                                PROMISSORY NOTE

((PHCHECK_PAYMENT))                                                JUNE 30, 1998

          FOR VALUE RECEIVED, the undersigned promissor (the "Promissor") hereby promises to pay to the order of KORN/FERRY INTERNATIONAL, a California corporation (the "Company") the principal sum of ((PHCHECK_PAYMENT)), plus interest on the unpaid balance thereof at the rate of 8.50% per annum.

          Payments of principal and interest hereunder shall be in lawful money of the United States of America and shall be payable in the amount of the entire principal sum of ((PHCHECK_PAYMENT)), plus interest due and owing under that certain Termination and Conversion Agreement dated as of June 30, 1998. Interest payable shall be simple interest and shall be paid on the basis of a 360-day year and a 30-day month.

          The Principal and interest to be paid on this note shall be on April 30, 1999. The Principal and Interest are payable at 1800 Century Park East, Suite 900, Los Angeles, California, 90067, or such other place as the Company shall designate in writing for such purpose at least five business days in advance of the applicable payment date. Principal and interest on this note may be prepaid at any time, in whole or in part, without premium or penalty.

          If the date of payment of principal or interest on this note shall be due on a Saturday, Sunday or legal holiday under the laws of the State of California, or any other day on which banking institutions in the City of Los Angeles are obligated or authorized by law or executive order to close, such payment shall be made on the next succeeding business day in California, with such extended time shall not be included in computing interest in connection with such payment.

          This note is made and delivered in California and shall be governed, construed and enforced according to the laws of the State of California.


                              PROMISSOR

                              By: _______________________

                              Name: ((NAME))


                               Exh. A to Att. B